N-30B-2 1 y80973nv30bv2.htm N-30B-2

July 8, 2024

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Keynote Series Account (the “Registrant”)
(1933 Act File No.: 033-19836) (1940 Act File No.: 811-05457)

Ladies and Gentlemen:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the Registrant, a unit investment trust registered under the Act, recently mailed (or will mail) to its contract owners the semi-annual report for the period ended April 30, 2024 for the Transamerica Funds (SEC File No. 811-04556). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30e-1 under the Act, the Transamerica Funds’ semi-annual reports were filed, or will be filed, with the Commission via EDGAR:

To the extent necessary, these filings are incorporated by reference.

Very truly yours,

/s/ Kerry Jung

Kerry Jung

General Counsel, Workplace Solutions Division